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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 22, 2002


                        MILLENNIUM PHARMACEUTICALS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-28494                 04-3177038
(STATE OR OTHER JURISDICTION OF        (COMMISSION             (IRS EMPLOYER
        INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)

                                75 SIDNEY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (617) 679-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On January 22, 2002, Millennium Pharmaceuticals, Inc. issued a press release to announce its financial results for the year ended December 31, 2001 and provide guidance on its financial expectations for the current fiscal year.

         A copy of the press release, dated January 22, 2002, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.          Item
-----------          ----
99.1                 Press Release dated January 22, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MILLENNIUM PHARMACEUTICALS, INC.
                                                (Registrant)

Date:      January 22, 2002          By:          /s/ JOHN B. DOUGLAS III
                                             -----------------------------------
                                             Name:     John B. Douglas III
                                             Title:    Senior Vice President and
                                                       General Counsel



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                                  EXHIBIT INDEX

Exhibit No.          Item
-----------          ----
99.1                 Press Release dated January 22, 2002.